UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 21, 2022

Bakkt Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39544	98-1550750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Avalon Boulevard, Suite 1000, Alpharetta, Georgia	30009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 534-5849

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKKT	The New York Stock Exchange
Warrants to purchase Class A Common Stock	BKKT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 21, 2022, Bakkt Trust Company LLC (“Bakkt Trust”), whose principal office is at 55 Each 52nd Street, New York, NY 10055 (the “Warehouse”) and which is a wholly owned subsidiary of Bakkt Holdings, Inc. (the “Company”), entered into Amendment No. 4 (the “Amendment”) to that certain Digital Currency Trading, Clearing, and Warehouse Services Agreement (the “Triparty Agreement”), dated August 29, 2019, by and among Bakkt Trust, ICE Futures U.S., Inc. (“IFUS”) and ICE Clear US, Inc. (“ICUS,” and together with Bakkt Trust and IFUS, the “Parties”), pursuant to which the Triparty Agreement was amended to (i) specify certain marketing obligations of the Parties and (ii) revise the revenue allocation among the Parties such that one half of all revenues of IFUS and ICUS with respect to the trading and clearing, respectively, of certain futures or option contracts traded on IFUS shall be for the account of the Warehouse and one half of all revenues of Warehouse with respect to providing certain services specified the Triparty Agreement shall be for the account of IFUS and ICUS, collectively.

The foregoing description of the Amendment is qualified by the full text thereof, which has been filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

IFUS and ICUS are both wholly owned subsidiaries of Intercontinental Exchange, Inc. (“ICE”). The Company has certain commercial and other relationships with ICE, including that David Clifton (an employee of an affiliate of ICE) serves on the Company’s board of directors and that ICE or its affiliates has certain other contractual relationships with the Company. For more information on the Company’s relationships with ICE, please see the section entitled “Related Person Transactions” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2022, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 4 to Digital Currency Trading, Clearing, and Warehouse Services Agreement, dated as of July 21, 2022, by and among ICE Futures U.S., Inc., ICE Clear US, Inc. and Bakkt Trust Company LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 25, 2022

BAKKT HOLDINGS, INC.

By: /s/ Marc D’Annunzio
Name:	Marc D’Annunzio
Title:	General Counsel and Secretary